CONFIDENTIAL

5/2 – V14

May 3, 2011

First Quarter 2011

EARNINGS CALL

Supplemental Materials

FIS

Forward Looking Statements



Today's news release and this conference call contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software; the possibility that additional facts are discovered in our continuing investigation into the unauthorized activities related to our Sunrise prepaid card platform or subsequent fraudulent activities and/or losses occur, and the reactions of customers, card associations and others to the current and any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

FIS

Use of Non-GAAP Measures



Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

FIS

Consolidated Results

($ millions)



Revenue
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,244
$1,383
Q1-10
Q1-11



EBITDA
$500
$400
$300
$200
$100
$365
29.4%
$368
26.6%
Q1-10
Q1-11

- Adjusted revenue growth of 11.2%
  - Organic revenue growth of 6.2%

- EBITDA increased 0.9%
- Margin decreased 280 bps to 26.6%
  - Revenue mix
  - $7 million integration and severance costs
  - $13 million Sunrise loss

Note: Calculations may differ due to rounding.

EBITDA Margin Walk


30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
26.6%
29.4%
Q1 2011 - Reported
Capco
Sunrise Loss
Integration & Severance
Q1 2011 - Adjusted
Q1 2010 - Reported

FIS

Financial Solutions

($ millions)


Revenue
$550
$500
$450
$400
$350
$444
$504
Q1-10
Q1-11


EBITDA
$225
$175
$125
$187
42.1%
$195
38.7%
Q1-10
Q1-11

- Financial Solutions revenue increased 13.6%
  - Growth in professional services
  - New client implementations
  - Addition of Capco
- Organic revenue growth of 7.1%

- EBITDA increased 4.6%
- Margin decreased 340 bps
  - Higher professional services revenue
  - Addition of Capco

Note: Calculations may differ due to rounding.

FIS

Payment Solutions

($ millions)



Revenue
$650
$600
$550
$619
$615
Q1-10
Q1-11



EBITDA
$250
$200
$150
$230
37.1%
$219
35.7%
Q1-10
Q1-11

- Payment Solutions revenue decreased 0.7%
  - Increased 4.5% on an adjusted basis(1)

- EBITDA declined 4.4%
- Margin decreased 140 bps to 35.7%
  - Less favorable revenue mix
  - $4 million integration and severance costs

(1) Excludes the check related businesses, which totaled $113.0 million and $122.2 million in the first quarters of 2011 and 2010, respectively, and the $16.6 million unfavorable impact of the use of the net method of accounting for merchant interchange fees.

Note: Calculations may differ due to rounding.

International Solutions

($ millions)


Revenue
$300
$250
$200
$150
$180
$268
Q1-10
Q1-11


EBITDA
$75
$50
$25
$-
$34
18.8%
$49
18.2%
Q1-10
Q1-11

- International Solutions revenue increased 48.6%
  - Increased card volumes in Brazil
  - Growth across all regions
- Organic growth of 27.5%

- EBITDA increased 44.2%
- Margin decreased 60 bps to 18.2%
  - Higher processing volumes in Brazil
  - Addition of Capco

Note: Calculations may differ due to rounding.

Results Summary

($ millions)

	Q1-2011(1)	Q1-2010
GAAP Net Earnings from Continuing Operations	$96	$97
M&A Restructuring and Integration Costs	-	13
Acquisition Deferred Revenue Adjustment	-	6
Net Earnings, excluding other items	96	116
Acqusition Related Purchase Amortization	42	41
Adjusted Net Earnings from Continuing Operations	$138	$157
Adjusted Net Earnings Per Share from Continuing Operations	$0.45	$0.41
Weighted Average Diluted Shares	308.7	379.9

(1) First quarter 2011 includes integration costs of approximately $7 million, or $0.01 per diluted share and Sunrise loss of approximately $13 million, or $0.03 per diluted share.
Note: Calculations may differ due to rounding.

FIS

Free Cash Flow

($ millions)

	Q1-2011	Q1-2010[1]
Cash flow from operations	**$260**	**$272**
Non-GAAP items	**-**	**28**
Adjusted cash flow from operations	**260**	**300**
Capital expenditures	**(72)**	**(58)**
Adjusted Free Cash Flow	**$189**	**$241**

(1) 2010 results are adjusted for M&A restructuring and integration costs and acquisition related deferred revenue.
Note: Calculations may differ due to rounding.

May 3, 2011

First Quarter 2011

EARNINGS CALL

Supplemental Materials

Appendix

FIS

Total Debt
($ millions)

	March 31, 2011	
	Actual	Rate
Term Loan A		
2012 Maturity	$ 338	L + 1.00%
2014 Maturity	1,850	L + 2.50%
Revolver	188	L + 0.80% to 2.50%
Term Loan B (2016)[(1)]	1,493	L + 3.75%
Senior Unsecured Notes		
2017 Maturity	600	7.625%
2020 Maturity	500	7.875%
Other	45	NM
Total Debt	$ 5,012	
Weighted Average Rate		5.2%

(1) LIBOR floor of 150 bps.
Note: Calculations may differ due to rounding.

FIS

Non-GAAP Financial Measures



Organic revenue growth is calculated as the difference between (A) reported revenue for the current period excluding the impact of current period acquisitions, purchase accounting adjustments and foreign currency impacts and (B) reported revenue for the prior period plus pre-acquisition revenues for prior period acquisitions excluding purchase accounting adjustments divided by (B).

(2011 and 2010 comparative data)		First Quarter 2011	2010		Organic Growth	
Reported Revenue		$1,383.4	$1,243.9			
Pre-acquisition revenues, and purchase accounting adjustments		-	49.9			
Currency Impact		(10.0)	-			
Current period acquisitions		-	-			
Adjusted Revenue	(A)	$1,373.4	$1,293.8	(B)	6.2%	(A)/(B)

Segment Organic Growth — **First Quarter**

(2011 and 2010 comparative data)	2011 Reported	Fx Impact	2011 Adjusted Revenue	2010 Reported	In Year Acquisitions	2010 Adjusted Revenue	Organic Growth
Financial Solutions	$503.7	-	$503.7	$443.5	$26.6	$470.1	7.1%
Payment Solutions	614.5	-	614.5	618.8	1.2	620.0	-0.9%
International Solutions	268.1	(10.0)	258.1	180.4	22.1	202.5	27.5%
Corporate	(2.9)	-	(2.9)	1.2	-	1.2	nm
Adjusted Revenue	$1,383.4	($10.0)	$1,373.4	$1,243.9	$49.9	$1,293.8	6.2%

Non-GAAP Financial Measures



Adjusted Revenue (2010 comparative data) excludes the impact of deferred revenue purchase accounting.

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2010 comparative data) excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, deferred revenue purchase accounting and certain other costs.

FIS

Non-GAAP Financial Measures

Adjusted net earnings (2011 comparative data) exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2010 comparative data) exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization, deferred revenue purchase accounting and certain other costs.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free cash flow (2011 comparative data) is GAAP operating cash flow less capital expenditures.

Adjusted free cash flow (2010 comparative data) is GAAP operating cash flow less capital expenditures and acquisition related cash items.